                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Pharmacyclics, Inc., a Delaware corporation (the "Company"), on Form 10-Q for the quarter ending September 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Richard A. Miller, M.D., President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350), that to my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/S/ RICHARD A. MILLER, M.D.
-------------------------------------
Richard A. Miller, M.D.
President and Chief Executive Officer
November 1, 2004

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Pharmacyclics, Inc, a Delaware corporation (the "Company"), on Form 10-Q for the quarter ending September 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Leiv Lea, Vice President, Finance and Administration and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/S/ LEIV LEA
--------------------------------------------
Leiv Lea
Vice President, Finance and Administration
and Chief Financial Officer and Secretary
November 1, 2004